Jensen Quality Growth ETF
Schedule of Investments
August 31, 2024 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Beverages - 3.7%
PepsiCo, Inc.	3,472	$600,239

Chemicals - 1.7%
Sherwin-Williams Co.	744	274,811

Commercial Services & Supplies - 2.7%
Waste Management, Inc.	2,108	446,980

Containers & Packaging - 1.3%
Ball Corp.	3,410	217,592

Electronic Equipment, Instruments & Components - 1.7%
Amphenol Corp. - Class A	4,216	284,369

Financial Services - 4.0%
Mastercard, Inc. - Class A	1,364	659,276

Health Care Equipment & Supplies - 5.5%
Stryker Corp.	2,480	893,842

Health Care Providers & Services - 3.8%
UnitedHealth Group, Inc.	1,054	622,071

Hotels, Restaurants & Leisure - 4.4%
McDonald's Corp.	868	250,557
Starbucks Corp.	4,898	463,204
		713,761

Household Products - 2.7%
Procter & Gamble Co.	2,542	436,055

Insurance - 6.0%
Marsh & McLennan Cos., Inc.	4,340	987,393

Interactive Media & Services - 6.1%
Alphabet, Inc. - Class A	6,076	992,697

IT Services - 6.6%
Accenture PLC - Class A	3,162	1,081,246

Pharmaceuticals - 5.6%
Johnson & Johnson	2,542	421,616
Zoetis, Inc.	2,666	489,184
		910,800

Professional Services - 12.4%
Automatic Data Processing, Inc.	2,356	650,044
Broadridge Financial Solutions, Inc.	2,294	488,301
Equifax, Inc.	1,860	571,262
Verisk Analytics, Inc.	1,116	304,467
		2,014,074

Semiconductors & Semiconductor Equipment - 7.5%
KLA Corp.	744	609,656
Texas Instruments, Inc.	2,852	611,298
		1,220,954

Software - 12.1%
Intuit, Inc.	1,426	898,751
Microsoft Corp.	2,604	1,086,232
		1,984,983

Specialty Retail - 1.5%
Home Depot, Inc.	682	251,317

Technology Hardware, Storage & Peripherals - 7.1%
Apple, Inc. - Class A	5,084	1,164,236

Textiles, Apparel & Luxury Goods - 2.4%
NIKE, Inc. - Class B	4,774	397,770
TOTAL COMMON STOCKS (Cost $15,720,207)		16,154,466

SHORT-TERM INVESTMENTS - 1.2%
Money Market Funds - 1.2%	Shares
First American Treasury Obligations Fund - X Class - Class X, 4.79% (a)	192,250	192,250
TOTAL SHORT-TERM INVESTMENTS (Cost $192,250)		192,250

TOTAL INVESTMENTS - 100.0% (Cost $15,912,457)		16,346,716
Other Assets in Excess of Liabilities - 0.0% (b)		3,054
TOTAL NET ASSETS - 100.0%		$16,349,770

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.
(b)	Represents less than 0.05% of net assets.

Notes to Schedule of Investments
August 31, 2024 (Unaudited)

Investment Valuation

Each equity security owned by the Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price at the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities, including common stocks, preferred stocks and exchange traded funds, listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If, on a particular day, an exchange-listed or NASDAQ security does not trade, then: (i) the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day; or (ii) the security is valued at the latest sales price on the Composite Market for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and the over-the-counter markets as published by an approved independent pricing service (“Pricing Service”).

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Foreign securities are traded on foreign exchanges which typically close before the close of business on each day on which the NYSE is open. Each security trading on these exchanges may be valued utilizing a systematic fair valuation model provided by a pricing service. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close and are classified as Level 2 securities. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time.

Redeemable securities issued by open-end, registered investment companies, including money market mutual funds, are valued at the NAVs of such companies for purchase and/ or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under procedures, subject to oversight by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Adviser will regularly evaluate whether the Fund's fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.

Notes to Schedule of Investments (Continued)
August 31, 2024 (Unaudited)

The Trust has adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures,” which requires the Fund to classify its securities based on a valuation method.

These inputs are summarized in the three broad levels listed below:

• Level 1—Quoted prices in active markets for identical securities.

• Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3—Significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's investments carried at fair value as of August 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$16,154,466	$–	$–	$16,154,466
Money Market Funds	192,250	–	–	192,250
Total Investments	$16,346,716	$–	$–	$16,346,716

Refer to the Schedule of Investments for further disaggregation of investment categories.